UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2007

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 Wilson Boulevard, Suite 1100, Arlington, Virginia		22203
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 6, 2006 and December 29, 2006, The AES Corporation amended its senior credit facility.  The amendments are part of a single plan and increase the size of the revolving credit facility from $650 million to $750 million.  For a complete list of the parties to the amendments and a full description of the amended terms, see the attached Exhibits 99.1 and 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

99.1  Amendment No. 8 To Third Amended And Restated Credit And Reimbursement Agreement

99.2  Amendment No. 9 To Third Amended And Restated Credit And Reimbursement Agreement

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

		By:	/s/ Brian A. Miller
		Name:	Brian A. Miller
		Title:	General Counsel

Date:	January 4, 2007